UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2008

Exterran Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (281) 836-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 2, 2008, Exterran Partners, L.P. issued a press release announcing the technical termination of the partnership for federal income tax purposes as a result of an internal restructuring of certain subsidiaries of Exterran Holdings, Inc.  The press release, which is attached to this Form 8-K as Exhibit 99, is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

99	Press Release dated June 2, 2008, announcing technical termination of partnership for federal income tax purposes as a result of internal restructuring

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

June 3, 2008	By:	/s/ DANIEL K. SCHLANGER
Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99	Press Release dated June 2, 2008, announcing technical termination of partnership for federal income tax purposes as a result of internal restructuring